UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 25, 2016)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders of Bear State Financial, Inc. (the “Company”) was held on May 25, 2016 at 11:00 a.m., Central Time, at the Company’s office located at 2009 Browns Lane, Jonesboro, Arkansas 72401. Matters voted on by shareholders included: (i) the election of eleven director nominees to the Company’s Board of Directors; (ii) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers; (iii) approval of an amendment to the Company’s 2011 Omnibus Incentive Plan (the “Incentive Plan”) and the material terms of the performance metrics used under the Incentive Plan; and (iv) ratification of the Audit Committee’s appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The final voting results of the shareholders’ votes are reported below.

(i) The following eleven directors were elected by the indicated votes:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
W. Dabbs Cavin	26,757,504	1,191,009	368	5,422,895
K. Aaron Clark	27,856,134	89,689	3,058	5,422,895
Frank Conner	27,863,689	85,071	121	5,422,895
Scott T. Ford	27,858,625	89,958	298	5,422,895
G. Brock Gearhart	27,894,626	51,197	3,058	5,422,895
John J. Ghirardelli	27,855,090	90,722	3,069	5,422,895
O. Fitzgerald Hill	27,856,248	92,501	132	5,422,895
Daniel C. Horton	26,720,245	1,225,578	3,058	5,422,895
Richard N. Massey	26,743,587	1,202,059	3,235	5,422,895
Mark A. McFatridge	26,799,710	1,146,069	3,102	5,422,895
Ian R. Vaughan	27,892,751	53,061	3,069	5,422,895

(ii) The compensation of the Company’s named executive officers was approved, in an advisory, non-binding vote, by the indicated votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,786,234	140,683	21,964	5,422,895

(iii) The amendment to expand the list of performance measures available under the Company’s Incentive Plan and reapproval of the other material terms of the Incentive Plan was approved by the indicated votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,758,854	118,331	71,696	5,422,895

(iv) The appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified by the indicated votes:

Votes For	Votes Against	Votes Abstained
33,360,645	3,722	7,409

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: May 26, 2016	By:	/s/ Sherri R. Billings
	Name:	Sherri R. Billings
	Title:	Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer